                                                                  Exhibit 10.8.2

[LOGO]Dynamic Details Incorporated "The global time to market solution"

  September l8, 2001
                                                                  VIA Facsimile

  Greg Halvorson
  DDi -- Milpitas

  Re:      Terms of Employment

Effective as of this date, the terms of your employment with the Company are modified as follows:

..    Service Bonus, If you remain employed by the Company through October 3
     1, 2001, you will be entitled to receive a lump sum bonus in the amount of $50,000 (subject to applicable payroll taxes and withholding). If you remain employed through November 30, 2001, you will receive an identical lump sum bonus.

..    If you remain employed by the Company through November 30, 2001, then you will also receive the following:

     1. DCI Options. The unvested portion of the three tranches of options originally issued to you on or about July 23, 1998 through Dynamic Circuits, Inc. having strike prices of $0.0013, $21.79, and $0.0296, respectively, of which 1,217 options, 334 options and 1,586 options, respectively, are currently unvested, shall be vested in full. These options may be exercised at any time within 12 months after termination of employment;

     2. DDi Options. The unvested options in DDi Corp. common stock issued to you pursuant to the DDi Corp. 2000 Equity Incentive Plan shall be vested on a pro-rata basis calculated by multiplying the number of unvested options in each tranche by a fraction, the numerator of which equals the number of days from the date of option grant through and including November 30, 2001, and the denominator of which equals 365 days. These options may be exercised at any time within 12 months after termination of employment;

     3. The vested DCI and DDi options currently held by you are hereby amended so that they may also be exercised any time within 12 months after termination of employment (see attached ASTSTOCKPLAN exercisable stock schedule);

     4. The remaining unpaid Deferred Payments under 6.6 of your Employment Agreement shall vest and be paid in accordance with the schedule set forth therein, namely, the annual installment payment due under subparagraph (a)(ii) shall be made on August 19, 2002, and the quarterly installment payment due under subparagraph (b) shall be paid on December 31, 2001. The quarterly installment payment due under (a)
         (ii) on September 30, 200l shall be paid on that date;

     5. The one-year non-compete period described in section 2.1 of that certain Non-Compete and Technology Transfer Agreement (the "Non-Compete Agreement) dated July 23, 1998 between Details Holdings Corp. (now known as DDi Corp.)

        and you, shall be deemed to start on the date hereof. The Non-Compete Agreement shall otherwise remain unchanged;

     6. For the period commencing on December 1, 200l through the end of the non-compete period (i.e., the one year anniversary of the date hereof), you will receive the sum of $250,000 in equal monthly installments; and

     7. You will receive a sum equal to the fair market value of 10,000 shares of DDi common stock (based on the value of the shares at the high trade value based on the range in trading from September 18, 2001 through November 30, 2001).

..    Your duties from this date forward shall consist of effecting a transition of your current responsibilities to your successor. As soon as is reasonably practicable (by September 30, 2001), you will resign as a Board-elected officer, and the Company will remove your designation as
     Section 16 officer.

..    If the company terminates employment for any reason other than Cause (as defined in original employment agreement) prior to November 30, 2001, you shall be entitled to all payments, shares and vesting of options provided for herein as if you had remained in the employ of the Company through November 30, 2001.

These terms may not be altered except by a writing that has been signed by me. Please indicate your acknowledgement and acceptance of the foregoing by placing your signature in the block below and returning an executed copy of this letter to me by facsimile.

Very truly yours,


/s/ Bruce D. McMaster

Bruce D. McMaster
Chief Executive Officer

Agreed to and accepted as of the date first hereinabove written:


By: /s/ Gregory O. Halvorson
    ----------------------------
        Gregory O. Halvorson

                             Dynamic Details, Inc.

                    OPTIONEE ACTIVITY for Gregory Halvorson

       All Types - All Plans, All Grants, As Of Friday, September 7, 2001

                                                                                                           Expired,
Option Holder Name                      Grant                                               Subject to   Cancelled
   Plan / Next Vest   Grant No. Type     Date       Shares   Price      Vested   Exercised   Repurchase   or Amended   Outstanding
----------------------------------------------------------------------------------------------------------------------------------
Halvorson, Gregory   (Tax ID: ###-##-####) - Section 16
4951 Palmetto Dunes
Court
San Jose CA 95138

                         DCI96A-8 NQ       07/23/98  21,365.0   $ 0.3419  21,365.0   21,365.0         0          0.0           0.0
   DCI 96 / Fully Vested
                         DCI96A-7 NQ       07/23/98   8,723.0   $ 0.0013   8,723.0    8,723.0         0          0.0           0.0
   DCI 96 / Fully Vested
                        DCI96B-19 NQ       07/23/98   7,451.0   $  21.79   7,451.0        0.0         0          0.0       7,451.0
   DCI 96 / Fully Vested
                        DCI96L-26 NQ       07/23/98 130,245.0   $ 0.0296 130,245.0  130,245.0         0          0.0           0.0
   DCI 96 / Fully Vested
                        DCI96L-33 NQ       07/23/98  55,065.0   $ 7.6949  55,065.0   11,929.0         0          0.0      43,136.0
   DCI 96 / Fully Vested
                        DCI96I-21 NQ       07/23/98   3,650.0   $ 0.0013   2,433.0    1,216.0         0          0.0       2,434.0
   DCI 96 / Next Vest: 1,217 - 08/19/02
                        DCI96B-27 NQ       07/23/98     501.0   $  21.79     334.0        0.0         0          0.0         501.0
   DCI 96 / Next Vest: 167 - 08/19/02
                        DCI96L-42 NQ       07/23/98   4,756.0   $ 0.0296   3,171.0    1,585.0         0          0.0       3,171.0
   DCI 96 / Next Vest: 1,585 - 08/19/02
                        2KEIPC-6 ISO       04/14/00  25,176.0   $  14.00   7,142.0        0.0         0          0.0      25,176.0
   2k EIP / Next Vest: 7,142 - 04/14/02
                        2KEIPC-6A NQ       04/14/00   4,824.0   $  14.00     358.0        0.0         0          0.0       4,824.0
   2k EIP / Next Vest:   358 - 04/14/02
                        2KEIPD527 ISO      04/25/00   3,438.0   $  12.00       0.0        0.0         0          0.0       3,438.0
   2K EIP / Next Vest: 1,719 - 01/25/04
                        2KEIPD527 NQ       04/25/00  24,062.0   $  12.00   6,875.0        0.0         0          0.0      24,062.0
   2k EIP / Next Vest: 6,875 - 04/25/02


Option Holder Name                   Grant     Outstanding  Outstanding
   Plan / Next Vest  Grant No. Type  Date       Un-Vested   Exercisable
-----------------------------------------------------------------------
Halvorson, Gregory   (Tax ID: ###-##-####) - Section 16
4951 Palmetto Dunes
Court
San Jose CA 95138

                         DCI96A-8 NQ    07/23/98          0.0            0
   DCI 96 / Fully Vested
                         DCI96A-7 NQ    07/23/98          0.0            0
   DCI 96 / Fully Vested
                        DCI96B-19 NQ    07/23/98          0.0        7,451
   DCI 96 / Fully Vested
                        DCI96L-26 NQ    07/23/98          0.0            0
   DCI 96 / Fully Vested
                        DCI96L-33 NQ    07/23/98          0.0       43,136
   DCI 96 / Fully Vested
                        DCI96I-21 NQ    07/23/98      1,217.0        1,217
   DCI 96 / Next Vest: 1,217 - 08/19/02
                        DCI96B-27 NQ    07/23/98        167.0          334
   DCI 96 / Next Vest: 167 - 08/19/02
                        DCI96L-42 NQ    07/23/98      1,585.0        1,586
   DCI 96 / Next Vest: 1,585 - 08/19/02
                        2KEIPC-6 ISO    04/14/00     18,034.0        7,142
   2K EIP / Next Vest: 7,142 - 04/14/02
                        2KEIPC-6A NQ    04/14/00      4,466.0          358
   2k EIP / Next Vest:   358 - 04/14/02
                        2KEIPD527 ISO   04/25/00      3,438.0            0
   2k EIP / Next Vest: 1,719 - 01/25/04
                        2KEIPD527 NQ    04/25/00     17,187.0        6,875
   2k EIP / Next Vest: 6,875 - 04/25/02

                             Dynamic Details, Inc.

                    OPTIONEE ACTIVITY for Gregory Halvorson

       All Types - All Plans, All Grants, As Of Friday, September 7, 2001

                                                                                                                    Expired,
Option Holder Name                    Grant                                                         Subject to     Cancelled
Plan / Next Vest     Grant No.  Type  Date         Shares       Price        Vested     Exercised   Repurchased   or Amended
------------------   ---------  ----  ------      -------      --------    ----------  ------------ -----------  ------------
                     2K-1043    ISO   04/17/01     5,361.0   $     17.26         0.0          0.0          0            0.0
2k EIP / Next Vest : 361 - 01/17/04
                    2K-1043A     NQ   04/17/01    34,639.0   $     17.26         0.0          0.0          0            0.0
2K EIP / Next Vest : 10,000 - 04/17/02
                                                ----------  -------------  ---------    ---------      ------     ----------
          Totals for Halvorson, Gregory:         329,256.0  ($6.22224214)  243,162.0    175,063.0          0            0.0


Option Holder Name                    Grant                    Outstanding    Outstanding
Plan / Next Vest     Grant No.  Type  Date       Outstanding    Un-Vested     Exercisable
------------------   ---------  ----  ------     -----------   ------------  -------------
                     2K-1043    ISO   04/17/01      5,361.0       5,361.0             0
2k EIP / Next Vest : 361 - 01/17/04
                    2K-1043A     NQ   04/17/01     34,639.0      34,639.0             0
2K EIP / Next Vest : 10,000 - 04/17/02
                                                 ----------    ----------     ----------
          Totals for Halvorson, Gregory:          154,193.0      86,094.0        68,099

--------------------------------------------------------------------------------

If your employment is terminated, Outstanding Un-Vested shares as of the date of termination are automatically cancelled.
If you have more than one grant, numbers in brackets () represent Weighted Average Price per Share.